 FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 17, 2012, is by and among CHECKPOINT SYSTEMS, INC., a Pennsylvania corporation (the “Company”), CHECKPOINT MANUFACTURING JAPAN CO., LTD., a company formed under the laws of Japan (the “Japanese Borrower”), CP INTERNATIONAL SYSTEMS C.V., a limited partnership (commanditairs vennootschap) formed under Dutch law (the “Dutch Borrower”), those Domestic Subsidiaries of the Company identified as “Domestic Guarantors” on the signature pages hereto (the “Domestic Subsidiary Guarantors”), those Foreign Subsidiaries of the Company identified as “Foreign Guarantors” on the signature pages hereto (together with the Foreign Borrowers, the “Foreign Guarantors”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, the certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 22, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1           New Definitions.  The following definitions are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“First Amendment Effective Date” means February 17, 2012.

1.2           Amendment to Definition of Permitted Acquisition.  The definition of Permitted Acquisition set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Acquisition” means any acquisition or any series of related acquisitions by a Credit Party of the assets or a majority of the Voting Stock or economic interests of a Person or any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Subsidiaries pursuant to Section 6.3 hereof, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto, (b) the Credit Parties certify to the Administrative Agent and the Required Lenders that, on a Pro Forma Basis, (i) the Credit Parties will be in compliance with all of the terms and provisions of the financial covenants set forth in Section 5.9 and (ii) the Leverage Ratio shall not exceed 2.75 to 1.00, (c) the Target shall have executed a joinder agreement in accordance with the terms of Section 5.8, if required by such section, and the Credit Parties and their Subsidiaries (including the Target) shall have complied with Section 5.12, (d) immediately after giving effect to such acquisition the Credit Parties shall have at least $50,000,000 (or the Foreign Equivalent thereof) of cash on deposit in readily available funds (without causing any adverse tax consequences) and/or the ability to borrow under this Agreement without causing a violation of any covenant, (e) such acquisition is not a “hostile” acquisition and has been approved by the board of directors and/or shareholders of the applicable Credit Party and the Target and (f) immediately after giving effect to such acquisition the Borrowers (in the aggregate) shall have the ability (but shall not be required) to borrow at least $20,000,000 (or the Foreign Equivalent thereof) under this Agreement without causing a Default or Event of Default.  Notwithstanding the foregoing, no Credit Party shall be permitted to consummate any acquisition from the First Amendment Effective Date through the fiscal quarter ending September 23, 2012.

1.3           Amendment to Section 5.9(a).  Section 5.9(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)           Leverage Ratio.  On a consolidated basis, maintain a Leverage Ratio as of the end of each fiscal quarter of the Company of less than or equal to the following:

Period	Ratio
For the fiscal quarters ending prior to March 25, 2012	2.75 to 1.00
For the fiscal quarter ending March 25, 2012	3.00 to 1.00
For the fiscal quarter ending June 24, 2012	3.35 to 1.00
For the fiscal quarter ending September 23, 2012	3.25 to 1.00
For the fiscal quarters ending December 30, 2012 and each fiscal quarter thereafter	2.75 to 1.00

1.4           Amendment to Section 5.9.  A new subsection (c) is hereby added to Section 5.9 of the Credit Agreement to read as follows:

(c)           Minimum Cash Balance.  For the period ending December 25, 2011, the Company and its Subsidiaries shall have cash and Cash Equivalents (as set forth in the Company’s audited financial statements delivered pursuant to Section 5.1(a) for the fiscal year ending December 25, 2011) in an aggregate amount of at least $90,000,000.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1           Closing Conditions.  This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)           Executed Amendment.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and the Administrative Agent, on behalf of the Required Lenders.

(b)           Executed Lender Consents.  The Administrative Agent shall have received executed consents, in substantially the form of Exhibit A attached hereto (each a “Lender Consent”), from the Required Lenders authorizing the Administrative Agent to enter into this Amendment on their behalf.  The delivery by the Administrative Agent of its signature page to this Amendment shall constitute conclusive evidence that the consents from the Required Lenders have been obtained.

(c)           Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(d)           Fees and Expenses.  The Administrative Agent shall have received from the Borrowers, for the account of each Lender that executes and delivers a Lender Consent to the Administrative Agent by 5:00 p.m. (EST) on or before February 13, 2012 (each such Lender, a “Consenting Lender”, and collectively, the “Consenting Lenders”), an amendment fee as described in the fee letter between the Administrative Agent and the Borrowers, dated as of the date hereof, based on the Revolving Commitment of such Consenting Lender (prior to giving effect to this Amendment).

(e)           Private Placement Debt.  The Administrative Agent shall have received a duly executed copy of an amendment to the Note Purchase Agreement on terms and conditions reasonably satisfactory to the Administrative Agent.

ARTICLE III
MISCELLANEOUS

3.1           Amended Terms.  On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2           Representations and Warranties of Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)           It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)           This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)           No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)           The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date and those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects).

(e)           No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)           The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)           The Credit Party Obligations are not reduced by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3           Reaffirmation of Credit Party Obligations.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4           Credit Document.  This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5           Expenses.  The Borrowers agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6           Further Assurances.  The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7           Entirety.  This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8           Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9           No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12           General Release.  In consideration of the Administrative Agent’s willingness to enter into this Amendment, on behalf of the Lenders, each Credit Party hereby releases and forever discharges the Administrative Agent, the Issuing Lender, the Swingline Lender, the Lenders and the Administrative Agent’s, the Issuing Lender’s, the Swingline Lender’s,  and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Credit Party may have or claim to have against any of the Bank Group.

3.13           Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.13 and 10.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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CHECKPOINT SYSTEMS, INC.
FIRST AMENDMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

COMPANY:                                                        CHECKPOINT SYSTEMS, INC.,
a Pennsylvania corporation
By:           /s/ Raymond D. Andrews
Name: Raymond D. Andrews
Title:   Senior Vice President and Chief Financial Officer

JAPANESE BORROWER                               CHECKPOINT MANUFACTURING JAPAN CO. LTD.
AND FOREIGN GUARANTOR:
By:           /s/ John R Van Zile
Name: John R. Van Zile
Title:   Director

DUTCH BORROWER AND                            CP INTERNATIONAL SYSTEMS C.V.
FOREIGN GUARANTOR:
By: Checkpoint International, LLC in its capacity as general partner of CP International Systems C.V.
By: /s/ Raymond D. Andrews
Name: Raymond D. Andrews
Title:   President

DOMESTIC GUARANTORS:                          OATSYSTEMS, INC., a Delaware corporation,
By:           /s/ Todd Hauser
Name: Todd Hauser
Title: Vice President, Chief Financial Officer and Treasurer

CHECKPOINT SYSTEMS, INC.
FIRST AMENDMENT

CHECKPOINT INTERNATIONAL, LLC, a Delaware
limited liability company
By:           /s/ Raymond D. Andrews
Name: Raymond D. Andrews
Title:   President

CHECKPOINT SYSTEMS HOLDING, INC.,
a Delaware corporation
By:           /s/ John R. Van Zile
Name: John R. Van Zile
Title: Senior Vice President, General Counsel and
          Secretary

J & F INTERNATIONAL USA, INC.,
an Ohio corporation
By:           /s/ Raymond D. Andrews
Name: Raymond D. Andrews
Title:           Senior Vice President and Chief Financial Officer

ADAPT IDENTIFICATION, LLC,
a New York limited liability company
By:           /s/ Raymond D. Andrews
Name: Raymond D. Andrews
Title:           Senior Vice President and Chief Financial Officer

FOREIGN GUARANTORS:                              CHECKPOINT SYSTEMS HOLDING GMBH
By:           /s/ John R. Van Zile
Name: John R. Van Zile
Title:   Director

CHECKPOINT HOLLAND HOLDING B.V.
By:           /s/ Omar Durrani
Name: Omar Durrani
Title:   Director

CHECKPOINT CARIBBEAN LTD.
By:           /s/ John R. Van Zile
Name: John R. Van Zile
Title:   Director

CHECKPOINT SYSTEMS INTERNATIONAL GMBH
By:           /s/ John R. Van Zile
Name: John R. Van Zile
Title:   Director

CHECKPOINT SYSTEMS, INC.
FIRST AMENDMENT

CHECKPOINT SYSTEMS GMBH
By:           /s/ John R. Van Zile
Name: John R. Van Zile
Title:   Director

CHECKPOINT SYSTEMS HONG KONG LTD.
By:           /s/ Che Lop Paul Chu
Name: Che Lop Paul Chu
Title:   Director

CHECKPOINT LABELLING SERVICES HONG
KONG LIMITED
By:           /s/ Omar Durrani
Name: Omar Durrani
Title:   Director

CHECKPOINT SYSTEMS ESPAÑA S.L.
By:           /s/ Inaki Elosua
Name: Inaki Elosua
Title:   Attorney

By:___/s/ Rafael Alegre de Miquel
Name:           Rafael Alegre de Miquel
Title:           Attorney

CHECKPOINT SYSTEMS BENELUX B.V.
By:           /s/ Omar Durrani
Name: Omar Durrani
Title:   Director

CHECKPOINT SYSTEMS, INC.
FIRST AMENDMENT

KIMBALL SYSTEMS B.V.
By:           /s/ Omar Durrani
Name: Omar Durrani
Title:   Director

BRILLIANT LABEL MANUFACTURING LIMITED
By:           /s/ Che Lop Paul Chu
Name: Che Lop Paul Chu
Title:   Director

CHECKPOINT SYSTEMS, INC.
FIRST AMENDMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent
By:           /s/ Beth Rue
Name: Beth Rue
Title:   Director

EXHIBIT A

FORM OF
LENDER CONSENT

See Attached.

LENDER CONSENT

This Lender Consent is given pursuant to the Amended and Restated Credit Agreement, dated as of July 22, 2010 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”), by and among CHECKPOINT SYSTEMS, INC., a Pennsylvania corporation (the “Company”), CHECKPOINT MANUFACTURING JAPAN CO., LTD., a company formed under the laws of Japan (the “Japanese Borrower”), CP INTERNATIONAL SYSTEMS C.V., a limited partnership (commanditairs vennootschap) formed under Dutch law (the “Dutch Borrower”), those Domestic Subsidiaries of the Company identified as “Domestic Guarantors” on the signature pages thereto (the “Domestic Subsidiary Guarantors”), those Foreign Subsidiaries of the Company identified as “Foreign Guarantors” on the signature pages thereto (together with the Foreign Borrowers, the “Foreign Guarantors”), the several banks and other financial institutions as may from time to time become party thereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

The undersigned hereby approves the First Amendment to Credit Agreement, to be dated on or about February 17, 2012, by and among the Borrower, the Guarantors and the Administrative Agent, on behalf of the Lenders (the “Amendment”) and hereby authorizes the Administrative Agent to execute and deliver the Amendment on its behalf and, by its execution below, the undersigned agrees to be bound by the terms and conditions of the Amendment and the Credit Agreement.

Delivery of this Lender Consent by telecopy or other electronic means shall be effective as an original.

A duly authorized officer of the undersigned has executed this Lender Consent as of the  15th day of February, 2012.

Citizens Bank of PA________________________,
as a Lender
By:           /s/ Dvon Starks
Name:           Devon Starks
Title:           Senior Vice President

1
By:
Name:
Title:

1 Second signature block only required to be signed if two signature blocks are required by such Lender.